September 1, 2016

Orinda Income Opportunities Fund
A series of Advisors Series Trust

Class I	OIOIX
Class A	OIOAX
Class D	OIODX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated June 28, 2016

Effective September 1, 2016, Mr. Joshua Rowe and Mr. Ian Goltra will serve as additional portfolio managers to the Orinda Income Opportunities Fund (the “Fund”).  Accordingly, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

•	The “Portfolio Manager” section on page 5 of the Fund’s Summary Prospectus and page 7 of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers: Paul Gray, Joshua Rowe and Ian Goltra are the portfolio managers responsible for the day-to-day management of the Fund.  Paul Gray, Managing Partner and Chief Investment Officer of the Adviser, has served as a portfolio manager for the Fund since its inception in 2013.  Joshua Rowe and Ian Goltra have served as portfolio managers for the Fund since September 2016.

•	The first paragraph in “The Adviser’s Portfolio Managers” sub-section on page 15 of the Fund’s Prospectus is revised as follows:

“Mr. Paul Gray is jointly responsible for the Fund’s investment research, investment strategy, investment process and overall investment management of the Fund. Mr. Paul Gray brings over 25 years of investment experience to the Adviser. He is responsible for the Adviser’s research, investment strategy, investment process, and overall portfolio management of the real estate and income products.  From June 2009 through February 2013, Mr. Gray served as a portfolio manager at Forward Management LLC managing three private hedge funds.  From 1994 to June 2009, Mr. Gray served as a portfolio manager and acted as co-chief investment officer for Kensington Investment Group, Inc., where he directed the firm’s research and co-directed the investment strategy for the firm.”

•	The following paragraphs are added to “The Adviser’s Portfolio Managers” sub-section on page 15 of the Fund’s Prospectus:

“Mr. Joshua Rowe is jointly responsible for the Fund’s investment research, investment strategy, investment process and overall investment management of the Fund. From March 2014 to August 2016, Mr. Rowe served as Senior Research Analyst with the Adviser. From January 2013 to February 2014, Mr. Rowe served as a Fixed Income and Credit Analyst for Convergent Wealth Advisors, supervising investments in credit hedge funds and high grade bonds, as well as assisting in portfolio construction and asset allocation. From June 2011 to December 2012, Mr. Rowe served as Research Analyst with the Adviser whereby his responsibilities included the construction and monitoring of its sub-advisers and the multi-manager funds. Mr. Rowe graduated from Johns Hopkins with a Bachelor of Arts and from Princeton with a PhD in History. Mr. Rowe holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Institute.”

“Mr. Ian Goltra is jointly responsible for the Fund’s investment research, investment strategy, investment process and overall investment management of the Fund. From March 2010 to July 2016, Mr. Goltra served as a portfolio manager at Salient Partners (formerly, Forward Management LLC) after joining the company as a Senior Analyst in June 2009. Mr. Goltra served as Lead Portfolio Manager to the Salient Tactical Real Estate Fund (previously the "Forward Real Estate Long/Short Fund") and co-led the portfolio management team of the Salient Real Estate Fund (previously the "Forward Real Estate Fund"), later serving as its Lead Manager.”

•	The section titled “Portfolio Managers” beginning on page 40 of the SAI is replaced with the following:

Mr. Paul Gray, Mr. Joshua Rowe and Mr. Ian Goltra are the Adviser’s portfolio managers principally responsible for the oversight and day-to-day management of the Fund’s portfolio.  The following tables shows the number of other accounts, not including the Fund, managed by Mr. Gray, Mr. Rowe and Mr. Goltra and the total assets in the accounts managed within various categories, as of July 31, 2016.

Paul Gray
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	3	$29.9 million	3	$29.9 million
Other Accounts	0	$0	0	$0

Joshua Rowe
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ian Goltra
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts with Advisory Fee based on Performance	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest
The Adviser seeks to identify all potential conflicts of interest applicable to its business that may affect its clients and to treat all clients and accounts fairly and equitably.

The Adviser provides investment related services to multiple client accounts.  In particular, the portfolio managers may manage both mutual funds or other “traditional” accounts and private funds or other accounts which may pay performance fees, may be beneficially owned, in whole or in part by the Adviser or its personnel, and/or may be able to utilize certain strategies (e.g., short selling) not available to mutual funds and other traditional accounts.  In those circumstances, the Adviser’s economic interests may conflict with its fiduciary duty to all accounts based on the fees and compensation paid by, or differential ownership interests in, such accounts.  The Adviser uses a non-preferential allocation system with allocations determined prior to orders being executed.  While the Adviser expects that it will perform its responsibilities in accordance with its fiduciary duties and not allow such conflicts to influence that performance, the Adviser recognizes the potential conflicts of interest associated with managing private funds and other accounts on one hand, and more traditional accounts, such as mutual funds, on the other.  In order to identify and mitigate such conflicts, the Adviser has adopted and maintains compliance policies and procedures and believes that these policies are, for the most part, sufficient to reasonably address such conflicts of interests.

Compensation
Mr. Gray is a principal of Orinda and as such is compensated with a fixed salary, participation in Orinda’s retirement plan and he also is an equity partner in Orinda. Mr. Rowe and Mr. Goltra are each compensated with a fixed salary, a discretionary bonus and participation in Orinda’s retirement plan. Mr. Goltra is also as an equity partner in Orinda.

Securities Owned in the Fund by the Portfolio Managers. As of July 31, 2016, the portfolio managers beneficially owned shares of the Fund as follows:

Portfolio Manager	Dollar Range of Equity Securities owned in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Paul Gray	$100,001 - $500,000
Joshua Rowe	$10,001 - $50,000
Ian Goltra	$100,001 - $500,000

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.